Exhibit 99

                        Southcoast Financial Corporation
                                  News Release


Mt. Pleasant, S.C., October 12, 2005 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced that it had unaudited net income of $2,876,445 or $0.87 per basic share, for the nine months ended September 30, 2005. This compares to net income of $1,979,759, or $0.61 per basic share for the nine months ended September 30, 2004. The primary factor contributing to the increase in net income was the increase in net interest income. Net income rose 31.5% from $7,659,431 for the nine months ended September 30, 2004, to $10,073,285 for the nine months ended September 30, 2005. The net interest income growth occurred as a result of increased average earning assets, from $271.3 million for the nine months ended September 30, 2004 to $358.5 million for the nine months ended September 30, 2005. The net interest margin for the nine months ended September 30, 2004 was 3.76% compared to 3.75% for the nine months ended September 30, 2005. Offsetting the increase in net interest income for the nine months ended September 30, 2005, was a 20.6% increase in operating expenses, primarily attributable to the continued growth in expenses necessary to support the asset growth. "Continual annual increase in earnings, expansion of our asset base, and long term shareholder value remain our major goals," Chairman and Chief Executive Officer, L. Wayne Pearson said.

As of September 30, 2005, total assets were $427.8 million. This compared to $331.2 million as of September 30, 2004, an increase of 29.2%. Net loans, as of September 30, 2005 grew 28.1% from $265.8 million as of September 30, 2004 to $340.6 million. Deposits grew 33.3%, from $227.6 as of September 30, 2004 to $303.5 million as of September 30, 2005. Long- term obligations increased 24.7%, from $66.3 million as of September 30, 2004 to $82.7 million as of September 30, 2005 as a result of the issuance of $10.3 million in junior subordinated debentures in August 2005 and $11.0 million in additional Federal Home Loan Bank borrowings.

"Asset quality remains strong. As of September 30, 2005, the ratio of nonperforming assets to total assets was 0.26%, and the allowance for loan losses as a percentage of loans was 1.16%", Pearson noted.

For the quarter ended September 30, 2005 unaudited net income was $1,034,361 or $.31 per basic share. This compares to net income of $706,461 or $.22 per basic share as of September 30, 2004.

Our bank subsidiary, Southcoast Community Bank, currently has seven branches open. A new branch is planned to open in the fourth quarter of 2005 on Dorchester Road in Dorchester County, South Carolina. In 2006, a third Mt. Pleasant branch is planned at the intersection of Highway 17N at Park West and South Morgans Point Road. "Our branch expansion program and the maturity of our current branches over the next several years are the foundation of our plans for continued growth," Pearson noted.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on Nasdaq National Market under the symbol SOCB. Information about our bank is available on it's our web site, www.southcoastbank.com.

This press release contains "forward-looking statements" about branch openings and our expectations regarding the future performance of our branches within the meaning of the Securities Litigation Reform Act of 1995. Such forward-looking statements give our expectations or forecasts of future events and are based on information presently available to the Company's management and are subject to various risks and uncertainties, including the assumptions about expansion of the communities near such branches, the growth and mix of the branches' customers, assets and deposits, and the cost of operating the branches.

Forward-looking statements can be affected by assumptions which fail to materialize or are inaccurate or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially. For a discussion of these risks, see and the other risks described in the Company's SEC reports and filings under " Special Cautionary Notice Regarding Forward Looking Statements" and "Risk Factors." You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects to our reports to the SEC.


SOURCE   Southcoast Financial Corporation
/ Contact Robert M. Scott, Executive Vice President and
   Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition

                                                                    ( Dollars in thousands, except per share data)
                                                          September 30    September 30    December 31     December 31    December 31
                                                              2005            2004           2004            2003            2002
                                                              ----            ----           ----            ----            ----
                                                          (Unaudited)     (Unaudited)
Assets
Cash and due from banks ............................       $ 13,263        $  8,606        $ 11,853        $  5,550       $  5,490
Federal Funds sold .................................          3,296           5,974           4,236          12,031         14,583
Investments ........................................         33,739          27,228          24,831          22,048          7,263
Loans held for sale ................................         10,163           3,766          12,009             427          8,683
Loans:
 Commercial ........................................        157,678         131,735         144,908         113,621         78,793
 Mortgage ..........................................        183,534         133,413         148,144          84,214         52,475
 Consumer ..........................................          3,380           3,478           3,559           4,274          5,117
                                                           --------        --------        --------        --------       --------
  Total loans ......................................        344,592         268,626         296,611         202,109        136,385
Less: Allowance for loan Losses ....................          3,986           2,808           3,403           2,376          1,656
                                                           --------        --------        --------        --------       --------
Net loans ..........................................        340,606         265,818         293,208         199,733        134,729
Fixed assets .......................................         18,750          14,923          14,844           9,412          8,055

Other assets .......................................          8,032           4,919           5,122           4,016          2,711
                                                           --------        --------        --------        --------       --------
    Total Assets ...................................       $427,849        $331,234        $366,103        $253,217       $181,514
                                                           ========        ========        ========        ========       ========
Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing ...............................       $ 43,939        $ 29,060        $ 27,955        $ 19,646       $ 17,393
 Interest bearing ..................................        259,555         198,525         230,198         146,567        115,262
                                                           --------        --------        --------        --------       --------
  Total deposits ...................................        303,494         227,585         258,153         166,213        132,655
Advances FHLB ......................................         61,000          54,500          58,000          41,100         23,500
Junior subordinated debentures .....................         21,655          11,345          11,345          11,345         11,345
Other liabilities ..................................          1,880           2,175           2,034           1,149          1,304
                                                           --------        --------        --------        --------       --------
   Total liabilities ...............................        388,029         295,605         329,532         219,807        168,804

Shareholders' Equity
 Common Stock ......................................         37,872          34,049          34,081          33,298         12,330
 Retained Earnings .................................          1,948           1,580           2,490             112            380
                                                           --------        --------        --------        --------       --------
   Total shareholders' equity ......................         39,820          35,629          36,571          33,410         12,710
                                                           --------        --------        --------        --------       --------
   Total Liabilities and
    Shareholders' Equity ...........................       $427,849        $331,234        $366,103        $253,217       $181,514
                                                           ========        ========        ========        ========       ========

Book value per share ...............................       $  11.94        $  10.92**      $  11.19**      $  10.30**     $   7.56**

Allowance for loan losses to Loans Ratio ...........           1.16%           1.05%           1.15%           1.18%          1.21%

** Adjusted for a 15% stock dividend in 2003 and a 10% dividend in 2005, 2004,and 2002.

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                                        Nine Months Ended                    Three Months Ended
                                                                        -----------------                    ------------------
                                                                 September 30,      September 30,    September 30,     September 30,
                                                                     2005                2004            2005              2004
                                                                     ----                ----            ----              ----
                                                                 (Unaudited)         (Unaudited)      (Unaudited)      (Unaudited)
Interest Income
 Interest and fees on loans ............................         $   15,799         $   11,036         $    5,836         $    4,031

 Interest on investments ...............................                939                712                323                292
 Interest on Fed funds sold ............................                268                 74                 31                 13
                                                                 ----------         ----------         ----------         ----------
   Total interest income ...............................             17,006             11,822              6,190              4,336

Interest expense .......................................              6,933              4,163              2,598              1,537
                                                                 ----------         ----------         ----------         ----------
   Net interest income .................................             10,073              7,659              3,592              2,799
Provision for loan losses ..............................                580                467                265                222
                                                                 ----------         ----------         ----------         ----------
   Net interest income after provision
     for loan losses ...................................              9,493              7,192              3,327              2,577

Noninterest income .....................................              1,377              1,116                460                443
                                                                 ----------         ----------         ----------         ----------
   Total operating income ..............................             10,870              8,308              3,787              3,020

Noninterest expense
 Salaries and benefits .................................              3,896              3,203              1,408              1,181
 Occupancy and equipment ...............................                806                959                279                328
 Other expenses ........................................              1,846              1,266                542                477
                                                                 ----------         ----------         ----------         ----------

   Total noninterest expense ...........................              6,548              5,428              2,229              1,986

Income before taxes ....................................              4,322              2,880              1,558              1,034

Income tax expense .....................................              1,446                900                524                327
                                                                 ----------         ----------         ----------         ----------
Net income .............................................         $    2,876         $    1,980         $    1,034         $      707
                                                                 ==========         ==========         ==========         ==========
Basic net income per common share ......................         $     0.87         $     0.61         $     0.31         $     0.22

Diluted net income per common share ....................         $     0.87         $     0.60         $     0.31         $     0.21

Average shares outstanding
    Basic ..............................................          3,318,987          3,258,890          3,334,859          3,263,862
    Diluted ............................................          3,325,012          3,304,209          3,340,815          3,309,550

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)


                                                                    Year          Year          Year          Year          Year
                                           Nine Months Ended        Ended         Ended         Ended         Ended         Ended
                                           -----------------        -----         -----         -----         -----         -----
                                       Sept. 2005    Sept. 2004   Dec. 2004     Dec. 2003     Dec. 2002     Dec. 2001     Dec. 2000
                                       ----------    ----------   ---------     ---------     ---------     ---------     ---------
                                             (Unuadited)
INCOME STATEMENT DATA
   Net interest income ...........   $   10,073    $    7,659    $   10,692    $    7,858    $    5,458    $    4,236    $    2,978
   Provision for loan losses .....          580           467         1,146           735           480           321           120
   Nonoperating income ...........        1,377         1,116         2,700         1,711         1,767         1,137           648
   Nonoperating expenses .........        6,548         5,428         7,966         6,171         4,866         4,043         3,187
   Net income ....................        2,876         1,980         2,982         1,704         1,147           646           210

PER SHARE DATA *
 Net income per share
    Basis ........................   $     0.87    $     0.61    $     0.91    $     0.83    $     0.62    $     0.40    $     0.13
    Diluted ......................   $     0.87    $     0.60    $     0.90    $     0.82    $     0.60    $     0.39    $     0.13

Statement of Condition DATA
  Total assets ...................   $  427,849    $  331,234    $  366,103    $  253,217    $  181,514    $  124,309    $   92,138
  Total deposits .................      303,494       227,585       258,153       166,213       132,655        81,856        66,172
  Total loans (net) ..............      340,606       265,818       293,208       199,733       134,729        95,737        73,878
  Investment securities ..........       33,739        27,228        24,831        22,048         7,263         6,793         4,214
  Total earning assets ...........      392,077       305,337       344,482       238,009       168,225       113,323       113,323
  Advances from FHLB .............       61,000        54,500        58,000        41,100        23,500        30,400        16,225
  Junior subordinated debentures .       21,655        11,345        11,345        11,345        11,345             0             0
  Shareholders' equity ...........       39,820        35,629        36,571        33,410        12,710        11,549         9,153

Average shares outstanding
  Basic ..........................    3,318,987     3,258,890     3,260,475     2,042,180     1,837,372     1,620,916     1,652,758
  Diluted ........................    3,325,012     3,304,209     3,306,925     2,090,696     1,911,262     1,672,433     1,618,085

Key ratios **
  Return on assets ...............         0.97%         0.91%         0.98%         0.79%         0.78%         0.59%         0.28%
  Return on equity ...............        10.04%         7.71%         8.56%        10.56%         9.45%         6.69%         2.20%
  Equity to asset ratio ..........         9.31%        10.77%        11.49%         7.61%         8.29%         8.85%         9.56%
  Non-performing assets to assets          0.26%         0.53%         0.27%         0.04%         0.06%         0.07%         1.02%
  Reserve to loans ...............         1.16%         1.05%         1.18%         1.18%         1.21%         1.25%         1.90%
  Net interest margin ............         3.75%         3.76%         3.78%         3.89%         4.02%         4.21%         4.47%

  Employees ......................           87            77            77            68            61            50            37
  # of accounts ..................       10,022         9,391         9,391         7,814         6,899         4,975         4,009
  # of offices open ..............            7             7             7             5             5             4             3
  # of offices under construction             1             0             0             2             0             1             1
  # of office sites purchased ....            1             2             2             1             2             1             0
  ATM stand alone ................            1             1             1             0             0             0             0

* Per share date has been adjusted for 10% stock dividends in 2005, 2004, 2002, 2001 and a 15% dividend in 2003.

** Ratios for nine months are annualized